SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): August 9, 2016

GOOD GAMING, INC.
(Exact name of registrant as specified in its charter)

Nevada	000-53949	26-3988293
(State or other jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification Number)

2130 N. Lincoln Park West, Suite 8N
Chicago, IL 60614
(Address of principal executive offices)

(773) 698-6047
(Registrant's Telephone Number)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 4.01 CHANGES IN REGISTRANT’S CERTIFYING ACCOUNTANT

On August 9, 2016, Board of Directors of the Company approved the termination of Enterprise CPAs, Ltd. (“Enterprise”) as the Company’s independent registered public accounting firm.

Concurrent with this action, Board of Directors of the Company ratified and approved the appointment of Boyle CPA, LLC (“Boyle”) as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2016 and its engagement agreement dated August 10, 2016. Boyle is located at P.O. Box 726. Red Bank, New Jersey 07701.

The Company’s financial statements of the fiscal years ended December 31, 2015 were audited by Enterprise’s report on our financial statements, which did not contain an adverse opinion, a disclaimer of opinion, nor was it qualified or modified as to uncertainty, audit scope or accounting principles. Enterprise's report on our financial statements for the fiscal year ended December 31, 2015 through March 30, 2016, however, stated that there is substantial doubt about the Company’s ability to continue as a going concern.

During the fiscal years ended December 31, 2015 and through August 9, 2016, (a) there were no disagreements with Enterprise on any matter of accounting principles or practices, financial statement disclosure, auditing scope or procedure, which disagreements, if not resolved to the satisfaction of Stegman, would have caused it to make reference to the subject matter of the disagreement in connection with its report on the financial statements for such years and (b) there were no “reportable events” as described in Item 304(a)(1)(v) of Regulation S-K.

The Company has provided Enterprise with a copy of this Form 8-K prior to its filing with the Securities and Exchange Commission (“SEC”) and requested Enterprise to furnish a letter addressed to the SEC stating whether it agrees with the statements made above.  To be filed herewith as Exhibit 16.1 is a copy of Enterprise's letter to the SEC dated August 12, 2016.

During the Company's previous fiscal years ended December 31, 2015 through August 9, 2016, neither the Company nor anyone on the Company's behalf consulted with Enterprise regarding either (i) the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Company's financial statements or (ii) any matter that was either the subject of a disagreement or a reportable event as defined in Item 304(a)(1)(v) of Regulation S-K.

The Company has authorized Enterprise to respond fully to all inquiries of Boyle.

ITEM 9.01  FINANCIAL STATEMENTS AND EXHIBITS.

(d)	Exhibits

Exhibit No.	Description of Exhibit

16.1	Letter from Auditors to the Securities abd Exchange Comission dated August 12, 2016

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Good Gaming, Inc.

Date:	August 15, 2016	By:	VIKROM GROVER
		Name:	Vikrom Grover
		Title:	President